Exhibit 10.4

Confidential

CALL OPTION AGREEMENT

AMONG

GUOJUN WANG、MING MA、SHUANGDA WANG
CAIQIN WANG、YANJIE LIU、DEJUAN ZHOU
YI TAN、JINGRU DU、ZHENG WANG

DALIAN VASTITUDE MEDIA GROUP CO.,LTD.
DALIAN GUO-HENG MANAGEMENT AND CONSULTATION CO., LTD.
AND
THE COMPANIES LISTED IN APPENDIX I

November 6, 2009

CALL OPTION AGREEMENT

This CALL OPTION AGREEMENT (this "AGREEMENT") is entered into in Dalian of the People's Republic of China (the "PRC") as of NOVEMBER 6, 2009 by and among the following Parties:

(1)            GUOJUN WANG
ADDRESS: Room 1-21-4 Building No.8, Changqing Street Zhongshan District Dalian City Liaoning
IDENTITY CARD NUMBER: 210204196402120092

(2)             ZHENG WANG
 ADDRESS: No. 4-3-7, Sanyuan Road, Xigang District, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210203197904175294

(3)            YI TAN
 ADDRESS: No. 15-1-4-1, Fuguo Road, Shahekou District, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210211196510042160

(4)            YANJIE LIU
 ADDRESS: No. 3-5-1, No. 4 Hongye Plaza, Zhongshan District, Dalian City,  Liaoning
 IDENTITY CARD NUMBER: 210705196108148629

(5)            SHUANGDA WANG
 ADDRESS: No. 35, Jianye Road, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210203540829401

(6)            MING MA
 ADDRESS: Room 4-1-2, No.62 Chunhe Road, Zhongshan District, Dalian City,  Liaoning
 IDENTITY CARD NUMBER: 210204196602145809

(7)            JINGRU DU
 ADDRESS: No. 2-1, No. 12 Zhongjiaxiang, Zhongshan District, Dalian City,  Liaoning
 IDENTITY CARD NUMBER: 210204196406030035

(8)            DEJUAN ZHOU
 ADDRESS: No.73, Chengren Road, Dalian City, Liaoning
 IDENTITY CARD NUMBER: 210204550412102

(9)           CAIQIN WANG
ADDRESS: No. 2-4, No. 69 Wansui Road, Shahekou District, Dalian City, Liaoning
IDENTITY CARD NUMBER: 210204196207150042

(10)         DALIAN V-MEDIA GROUP CO.,LTD. (hereinafter "V-MEDIA)
REGISTERED ADDRESS: No.68 Building, Renmin Road Zhongshan District Dalian City, Liaoning
LEGAL REPRESENTATIVE: MING MA

(11)     DALIAN GUO-HENG MANAGEMENT & CONSULTATING CO.,LTD.( hereinafter "GUO-HENG")
REGISTERED ADDRESS: Villa No.20, ShaBao Village ChangXingDao Street Office Dalian city, Dalian City, Liaoning
LEGAL REPRESENTATIVE:  JINGRU DU

(12)    THE COMPANIES LISTED IN APPENDIX I

(Guojun Wang, Zheng Wang, Yi Tan, Yanjie Liu, Shuangda Wang, Ming Ma, Jingru Du, Dejuan Zhou and Caiqin Wang hereinafter shall be individually referred to as a "PERSONAL SHAREHOLDER" and collectively, the "PERSONAL SHAREHOLDERS". The Personal Shareholders and V-Media hereinafter individually referred to as a "SHAREHOLDER" and collectively, the "SHAREHOLDERS". The Shareholders, Guo-Heng and the companies listed in Appendix I hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES".)

WHEREAS
(1)           Caiqin Wang and V-Media are the enrolled shareholders of the Dalian Vastitude Engineering & Design Co., Ltd listed in Appendix I，legally holding majority of the equity of the Dalian Vastitude Engineering &Design Co., Ltd as of the execution date of this Agreement.

 (2)           V-Media is the enrolled shareholder of the companies listed in Appendix I ，Appendix I attached hereto, legally holding all or the majority equity of such companies  as of the execution date of this Agreement.

(3)            Guojun Wang, Ming Ma, Shuangda Wang, Caiqin Wang, Yanjie Liu, Dejuan Zhou, Yi Tan, Jingru Du and Zheng Wang are the enrolled shareholders of V-Media, legally holding all the equity in V-Media, of which Guojun Wang holding 51.75% interest,  Ming Ma  holding 24.5%,  Shuangda wang holding 3%, Caiqin Wangholding 2.75%, Yanjie Liu holding 5%, Dejuan Zhou holding 5%, Yi Tan holding3%, Jingru Duholding 2%, Zheng Wang holding 3%.

 (4)           The Shareholders intend to transfer to Guo-Heng, and Guo-Heng is willing to accept, all their respective equity interest in the Target Companies (as defined below), to the extent not violating PRC Law.

 (5)           In order to conduct the above equity transfer, the Shareholders agree to jointly grant Guo-Heng an irrevocable call option for equity transfer (hereinafter the "CALL OPTION"), under which and to the extent permitted by PRC Law, the Shareholders shall on demand of Guo-Heng transfer the Option Equity (as defined below) to Guo-Heng and/or any other entity or individual designated by it in accordance with the provisions contained herein.

 (6)           V-Media intends to transfer to Guo-Heng all of its assets and liabilities to the extent not violating PRC Law. In order to conduct the above asset transfer, V-Media agrees to grant Guo-Heng an irrevocable call option for assets (hereinafter the

"ASSET CALL OPTION"), under which and to the extent as permitted by PRC Law, V-Media shall on demand of Guo-Heng transfer the assets and liabilities to Guo-Heng and/or any other entity or individual designated by it in accordance with the provisions contained herein.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

ARTICLE 1  - DEFINITION

1.1           Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"OPTION EQUITY" shall mean, in respect of each of the Shareholders, all of the equity interest held thereby in the Target Company Registered Capital (as defined below).

"TARGET COMPANY" shall mean, to Guojun Wang, Ming Ma, Shuangda Wang, Caiqin Wang, Yanjie Liu, Dejuan Zhou, Yi Tan, Jingru Du and Zheng Wang, V-Media; to Caixia Wang, V-Media，Dalian Vastitude Engineering & Design Co., Ltd; and to V-Media, any and all of the companies listed in Appendix I.

"TARGET COMPANY REGISTERED CAPITAL" shall mean the registered capital of V-Media as of the execution date of this Agreement, i.e., RMB20, 000,000, and the registered capital of each Target Company as listed in Appendix I, which shall include any expanded registered capital as the result of any capital increase within the term of this Agreement.

"TRANSFERRED EQUITY" shall mean the equity of Target Company which Guo-Heng has the right to require the Shareholders to transfer to it or its designated entity or individual when Guo-Heng exercises its Call Option (hereinafter the "EXERCISE OF OPTION") in accordance with Article 3.2herein, the amount of which may be all or part of the Option Equity and the details of which shall be determined by Guo-Heng at its sole discretion in accordance with the then valid PRC Law and from its commercial consideration.

"TRANSFER PRICE" shall mean all the consideration that Guo-Heng or its designated entity or individual is required to pay to the Shareholders in order to obtain the Transferred Equity upon each Exercise of Option. In spite of any provision herein, in case of Guo-Heng exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the owners. The shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize Guo-Heng and its designated entity or individual to sign on his or her behalf and hereby gives the Guo-Heng and its designated entity or individual a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.If there exists any regulatory provision with respect to Transfer Price under the then PRC Law, Guo-Heng or its designated entity or individual shall be entitled to determine the lowest price permitted by PRC Law as the Transfer Price.

"BUSINESS PERMITS" shall mean any approvals, permits, filings, registrations etc. which V-Media is required to have for legally and validly operating its advertisement designing, producing, agency, publishing and all such other businesses, including but not limited to the Business License of the Coperate Legal Person, the Tax Registration Certificate, the Permit for Operating Advertising Businesses and such other relevant licenses and permits as required by the then PRC Law.

"TARGET COMPANY ASSETS" shall mean, in respect of any Target Company, all the tangible and intangible assets which such Target Company owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain names and software use rights.

"THE EXCLUSIVE SERVICE AGREEMENT" shall mean the Exclusive Service Agreement entered into among each Target Company l dated NOVEMBER 6, 2009.

"MATERIAL AGREEMENT" shall mean an agreement to which any Target Company is a party and which has a material impact on the businesses or assets of the Target Company, including but not limited to the Exclusive Service Agreement among the Target Company and Guo-Heng, and other agreements regarding the Target Company's advertising business.

1.2           The references to any PRC Law herein shall be deemed

(1)           to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

(2)           to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3           Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

ARTICLE 2  -GRANT OF CALL OPTION

The Parties agree that the Shareholders exclusively grant Guo-Heng hereby irrevocably and without any additional conditions with a Call Option, under which Guo-Heng shall have the right to require the Shareholders to transfer the Option Equity to Guo-Heng or its designated entity or individual in such method as set out herein and as permitted by PRC Law. Guo-Heng also agrees to accept such Call Option.

in case of Guo-Heng exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the V-Media and Shareholders. V-Media and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or her behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 3  - METHOD OF EXERCISE OF OPTION

3.1           To the extent permitted by PRC Law, Guo-Heng shall have the sole discretion to determine the specific time, method and times of its Exercise of Option.

3.2           If the then PRC Law permits Guo-Heng and/or other entity or individual designated by it to hold all the equity interest of Target Company, then Guo-Heng shall have the right to elect to exercise all of its Call Option at once, where Guo-Heng and/or other entity or individual designated by it shall accept all the Option Equity from the Shareholders at once;
 if the then PRC Law permits Guo-Heng and/or other entity or individual designated by it to hold only part of the equity in Target Company, Guo-Heng shall have the right to determine the amount of the Transferred Equity within the extent not exceeding the upper limit of shareholding ratio set out by the then PRC Law (hereinafter the "SHAREHOLDING LIMIT"), where Guo-Heng and/or other entity or individual designated by it shall accept such amount of the Transferred Equity from the Shareholders. In the latter case, Guo-Heng shall have the right to exercise its Call Option at multiple times in line with the gradual deregulation of PRC Law on the permitted Shareholding Limit, with a view to ultimately acquiring all the Option Equity.

3.3           At each Exercise of Option by Guo-Heng, each of the Shareholders shall transfer their respective equity in the Target Company to Guo-Heng and/or other entity or individual designated by it respectively in accordance with the amount required in the Exercise Notice stipulated in Article 3.5.  Guo-Heng and other entity or individual designated by it shall pay the Transfer Price to each of the Shareholders who has transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option. Guo-Heng shall have the right to elect to pay the purchase price by settlement of certain credits held by it or its affiliates to the shareholders.

3.4           In each Exercise of Option, Guo-Heng may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.5           On deciding each Exercise of Option, Guo-Heng shall issue to the Shareholders a notice for exercising the Call Option (hereinafter the "EXERCISE NOTICE", the form of which is set out as Appendix II hereto). The Shareholders shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise Notice to Guo-Heng and/or other entity or individual designated by Guo-Heng in such method as described in Article 3.3 herein.

3.6           The Shareholders hereby severally undertake and guarantee that once Guo-Heng issues the Exercise Notice in respect to the specific Transferred Equity of the Target Company held by it:

 (1)           it shall immediately hold or request to hold a shareholders' meeting  of the Target Company and adopt a resolution through the  shareholders' meeting, and take all other necessary actions to agree  to the transfer of all the Call Option to Guo-Heng  and/or other entity or individual designated by it at the Transfer  Price and waive the possible preemption;

 (2)           it shall immediately enter into an equity transfer agreement with  Guo-Heng and/or other entity or individual designated  by it for transfer of all the Transferred Equity to Guo-Heng and/or other entity or individual designated by it at the  Transfer Price; and

(3)            it shall provide Guo-Heng with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of Guo-Heng and of the laws and regulations, in order that Guo-Heng and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.7           At the meantime of this Agreement, the Shareholders shall respectively enter into a power of attorney (hereinafter the "POWER OF ATTORNEY", the form of which is set out as Appendix III hereto), authorizing in writing any person designated by Guo-Heng to, on behalf of such Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that Guo-Heng and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by Guo-Heng and Guo-Heng may, at any time if necessary, require the Shareholders to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.

ARTICLE 4 - ASSET CALL OPTION

V-Media and the Personal Shareholders hereby further undertake to grant Guo-Heng irrevocably an option to purchase assets within the term of this Agreement: to the extent not violating the mandatory requirements under PRC Law, V-Media will transfer all of its assets and liabilities to Guo-Heng and/or other entity or individual designated by it when required by Guo-Heng.

In case of the Guo-Heng exercising the Asset Call Option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in PRC, any additional consideration paid other than the $1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the V-Media and Shareholders. V-Media and Shareholders hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or her behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 5  - REPRESENTATIONS AND WARRANTIES

5.1           Each of the Shareholders hereby severally represents and warrants in respect to it self and the Target Company in which he holds equity as follows:

5.1.1         Each of the Personal Shareholders is a PRC citizen with full capacity, with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

Each of the Personal Shareholders has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.1.2         This Agreement is executed and delivered by Personal Shareholders legally and properly. This Agreement constitutes the legal and binding obligations on Personal Shareholders and is enforceable on it in accordance with its terms and conditions. The Personal Shareholders are the enrolled legal owner of the Option Equity as of the effective date of this Agreement, and except the rights created by this Agreement, the Shareholders' Voting Rights Proxy Agreement entered into by Personal Shareholders, Guo-Heng and their respective Target Company dated NOVEMBER 6, 2009 (the "PROXY AGREEMENT"), the Equity Pledge Agreement entered into by it, Guo-Heng, the Target Company dated NOVEMBER 6, 2009 (the "EQUITY PLEDGE AGREEMENT"), there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Guo-Heng and/or other entity or individual designated by it may, after the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.1.3 Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of advertising and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.2           V-Media hereby represents and warrants in respect to it self and the Target Company in which it holds equity as follows:

5.2.1        V-Media is a limited liability company operation duly registered and validly existing under PRC Law, with independent status as a legal person; V-Media has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.2.2         V-Media has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.2.3         This Agreement is executed and delivered by V-Media legally and properly. This Agreement constitutes legal and binding obligations on it.

5.2.4         V-Media is the enrolled legal shareholder of the Option Equity when this Agreement comes into effect, except the rights created by this Agreement, the Proxy Agreement, the Equity Pledge Agreement, there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Guo-Heng and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.2.5         Target Company shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Target Company shall have sufficient rights and qualifications to operate within PRC the businesses of advertising and other business relating to its current business structure. Target Company has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

The remaining shareholders of the Target Companies set out in Appendix I hereto have given written approvals regarding the content of this Agreement and have irrevocably undertaken, upon  the Exercise of Option by V-Media of Option Equity  in accordance with this Agreement, to respectively waive possible  rights of preemption and offer necessary assistance.

5.3           Guo-Heng hereby represents and warrants as follows:

5.3.1         Guo-Heng is a company with limited liability properly  registered and legally existing under PRC Law, with an independent  status as a legal person. Guo-Heng has full and independent legal status and legal capacity to execute, deliver and  perform this Agreement and may act independently as a subject of  actions.

5.3.2         Guo-Heng has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

ARTICLE 6  - UNDERTAKINGS BY THE SHAREHOLDERS

6.1           The Shareholders hereby individually undertake within the term of this Agreement that it must take all necessary measures to ensure that Target Company is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time.

6.2           The Shareholders hereby individually undertake within the term of this Agreement that without the prior written consent by Guo-Heng,

6.2.1         no Shareholders shall transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity;

6.2.2         it shall not increase or decrease the Target Company Registered Capital or cast affirmative vote regarding the aforesaid increase or decrease in registered capital;

6.2.3         it shall not dispose of or cause the management of Target Company to dispose of any of the Target Company Assets (except as occurs during the arm's length operations);

6.2.4         it shall not terminate or cause the management of Target Company to terminate any Material Agreements entered into by Target Company, or enter into any other Material Agreements in conflict with the existing Material Agreements;

6.2.5         it shall not individually or collectively cause each Target Company to conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to and approved by Guo-Heng in writing);

6.2.6         it shall not appoint or cancel or replace any executive directors or members of board of directors (if any), supervisors or any other management personnel of Target Company to be appointed or dismissed by the Shareholders;

6.2.7         it shall not announce the distribution of or in practice release any distributable profit, dividend or share profit or cast affirmative votes regarding the aforesaid distribution or release;

6.2.8         it shall ensure that Target Company shall validly exist and prevent it from being terminated, liquidated or dissolved;

6.2.9         it shall not amend the Articles of Association of Target Company or cast affirmative votes regarding such amendment;

6.2.10       it shall ensure that Target Company shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the arm's length basis; and

6.2.11       If it acquires any equity interest of a new advertising company other than the Target Company within the term of this Agreement and such new advertising company's business relies on the service provided by Guo-Heng and/or Focus Media Digital, it shall grant Guo-Heng Transferred Option in respect to the equity interest held by it in such advertising company subject to and upon the same terms and conditions of this Agreement.

6.3           The Shareholders hereby individually undertake that it must make all its efforts during the term of this Agreement to develop the business of Target Company, and ensure that the operations of Target Company are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the Target Company Assets or its credit standing or affect the validity of the Business Permits of Target Company.

6.4           Without limiting the generality of Article 6.3 above, considering the fact that each Shareholder of each Target Company sets aside all the equity interest held thereby in each Target Company as security to secure the performance by each Target Company of the obligations under the Exclusive Service Agreement, the performance of such Shareholder of the obligations under the Proxy Agreement, the Shareholder undertakes to, within the term of this Agreement, make full and due performance of any and all of the obligations on the part thereof under the Proxy Agreement, and to procure the full and due performance of each Target Company of any and all of its obligations under the Exclusive Service Agreement and warrants that no adverse impact on exercising the rights under this Agreement by Guo-Heng will be incurred due to the breach by the Shareholder of the Proxy Agreement or the breach of the Target Company of the Exclusive Service Agreement.

6.5           V-Media undertakes that, before its Exercise of Option and acquire all equity of V-Media, V-Media shall not do the following:

6.5.1         Sell, transfer, mortgage or dispose by other way any assets, business, revenue or other legal rights of its own or any Target Company, or permit creating any encumbrance or other third party's interest on such assets, business, revenue or other legal rights (except as occurs during the arm's length or operations or daily operation, or as is disclosed to Guo-Heng and approved by Guo-Heng in writing);

6.5.2         conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to Guo-Heng and approved by Guo-Heng in writing);

6.5.3         release any dividend or share profit to the Personal Shareholders or cause the Target Company to do so in any form.

ARTICLE 7  - CONFIDENTIALITY

7.1           Notwithstanding the termination of this Agreement, the Shareholders shall be obligated to keep in confidence the following information (hereinafter collectively the "CONFIDENTIAL INFORMATION"):(i)information on the execution, performance and the contents of this Agreement;(ii)the commercial secret, proprietary information and customer information in relation to Guo-Heng known to or received by it as the result of execution and performance of this Agreement; and(iii)the commercial secrets, proprietary information and customer information in relation to Target Company known to or received by it as the shareholder of Target Company.
The Shareholders may use such Confidential Information only for the purpose of performing its obligations under this Agreement. o Shareholders shall disclose the above Confidential Information to any third parties without the written consent from Guo-Heng, or they shall bear the default liability and indemnify the losses.

7.2           Upon termination of this Agreement, both Shareholders shall, upon demand by Guo-Heng, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

7.3           Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 8  - TERM OF AGREEMENT

8.1           This Agreement shall take effect as of the date of formal execution by the Parties. For each Shareholder, this Agreement shall terminate in respect to such Shareholder when all the Option Equity of all the Target Company held by him is legally transferred under the name of Guo-Heng and/or other entity or individual designated by it in accordance with the provisions of this Agreement.

8.2           After termination of this Agreement in respect to such Shareholder according to Article 8.1 above, this Agreement continues to be fully valid in respect to other Shareholders.

ARTICLE 9 – NOTICE

9.1           Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2           The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

ARTICLE 10  - LIABILITY FOR BREACH OF CONTRACT

10.1          The Parties agree and confirm that, if any party (hereinafter the "DEFAULTING PARTY") breaches substantially any of the provisions herein or omits substantially to perform any of the obligations hereunder, or fails substantially to perform any of the obligations under this Agreement, such a breach or omission shall constitute a default under this Agreement (hereinafter a "DEFAULT"), then non-defaulting Party shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of non-defaulting Party's notifying the Defaulting Party in writing and requiring it to rectify the Default, then non-defaulting Party shall have the right at its own discretion to select any of the following remedial measures:
(1)           to terminate this Agreement and require the Defaulting Party to indemnify it for all the damage; or
(2)           mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

10.2          Without limiting the generality of Article 10.1, any breach of the Proxy Agreement, the Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; and any breach by Target Company of any provision in the Exclusive Service Agreement, if attributable to the failure of any Shareholder to perform the obligations thereof under Article 6.4 hereof, shall be deemed as having constituted the breach by such Shareholder of this Agreement.

10.3          The Parties agree and confirm that in no circumstances shall the Shareholders request the termination of this Agreement for any reason, except otherwise stipulated by law or this Agreement.

10.4          Notwithstanding any other provisions herein, the validity of this Article shall stand disregarding the suspension or termination of this Agreement.

ARTICLE 11  - MISCELLANEOUS

11.1          This Agreement shall be prepared in the Chinese language in sixteen (16) original copies, with each involved Party holding one (1) copy hereof.

11.2         The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

11.3         Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Dalian Office for arbitration in Dalian in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

11.4         Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

11.5          Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

11.6          The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

11.7          Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

11.8          Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject.

11.9         Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, in case the amendment or supplement to this Agreement is intended to have impact upon one of the Shareholders, such amendment or supplement requires the approval of such Shareholder only and it is not required to obtain the approval from the other ones of the Shareholders (to the extent the amendment or supplement do not have impact upon such other Shareholders).

11.10       Without prior written consent by Guo-Heng, the Shareholders shall not transfer to any third party any of its right and/or obligation under this Agreement, Guo-Heng shall have the right to transfer to any third party designated by it any of its right and/or obligation under this Agreement after notice to the Shareholders.

11.11       This Agreement shall be binding on the legal successors of the Parties.

Notwithstanding any provision to the contrary in this Agreement, in case of the event stipulated under Article 6.2.10, the relevant Shareholder shall, upon request by Guo-Heng, procure that such new advertising company should be included as a Target Company defined hereunder and that the all the equity interest held by such Shareholder in such new advertising company shall become the Option Equity defined hereunder, by signing the acknowledgement letter in substantially the form attached hereto as Appendix IV. Considering that the rights and obligations of each of the Shareholders hereunder are independent and severable from each other, the arrangement procuring that the equity interest in such new advertising company becoming the Option Equity will have no impact on the rights or obligations of the other Shareholders, the above arrangement requires written confirmation of Guo-Heng and the relevant Shareholder only. The other Shareholders hereto hereby grant irrevocable and unconditional waiver in respect to such arrangement, and further acknowledge that the relevant Shareholder should not be obligated to obtain approval from them when he or it make the equity interest held by him or it Option Equity.

[The remainder of this page is left blank]

(EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

GUOJUN WANG

Signature by:  /s/ Guojun Wang

MING MA

Signature by:  /s/ Ming Ma

SHUANGDA WANG

Signature by:  /s/ Shuangda Wang

CAIQIN WANG

Signature by:  /s/ Caiqin Wang

YANJIE LIU

Signature by:  /s/ Yanjie Liu

DEJUAN ZHOU

Signature by: /s/ Dejuan Zhou

YI TAN

Signature by: /s/ Yi Tan

JINGRU DU

Signature by: /s/ Jingru Du

JINGRU DU

Signature by: /s/ Jingru Du

ZHENG WANG

Signature by: /s/ Zheng Wang

DALIAN VASTITUDE MEDIA GROUP CO.,LTD. (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN GUO-HENG CO., LTD. (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

SHENYANG VASTITUDE MEDIA CO., LTD   (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

TIANJIN VASTITUDE AD MEDIA CO.,LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN VASTITUDE ENGINEERING & DESIGN CO., LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN VASTITUDE &MODERN TRANSIT MEDIA CO., LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

DALIAN VASTITUDE NETWORK TECHNOLOGY CO., LTD (Company chop)

Signed by:                      //signed//
Name:
Position:                      Authorized Representative

APPENDIX I:

BASIC INFORMATION OF OTHER TARGET COMPANIES HELD BY V-MEDIA

COMPANY NAME	REGISTERED ADDRESS	REGISTERED CAPITAL	LEGAL REPRESENTATIVE	EQUITY STRUCTURE
Shenyang Vastitude Media Co., Ltd	No.5B-2-1, No.136,Huigong Road, Shenhe District, Shenyang, Liaoning	RMB 3,000,000	Guojun Wang	Dalian Vastitude Media Group Co., Ltd. 100%
Tianjin Vastitude AD Media Co.,Ltd	No. 1-2-1217, Chengjijimao Centre, East-North Cross Corner of Xian Road and Changsha Road, Heping District, Tianjing	RMB 1,000,000	Hongwen Liu	Dalian Vastitude Media Group Co., Ltd. 100%
Dalian Vastitude Engineering & Design Co., Ltd	No. 7, Floor 8, No.68 Renmin Road, Zhongshan District, Dalian City, Liaoning	RMB 3,000,000	Caiqin Wang	Dalian Vastitude Media Group Co., Ltd. 83.3%, Caiqin Wang 13.3%, Hongwei Sun 3.4%
Dalian Vastitude & Modern Transit Media Co., Ltd	No.401, Administrative Office, Huayuan Industrial Zone, Dalian, Liaoning	RMB 4,000,000	Guojun Wang	Dalian Vastitude Media Group Co., Ltd 70%, Dalian Modern Transit Media Co., Ltd 30%
Dalian Vastitude Network Technology Co., Ltd	No.1-3 Room, 22#, No.541 Huangpu Road, Dalian New Technology and Industry Development Zone	RMB 1,000,000	Hong Zhu	Dalian Vastitude Media Group Co., Ltd 60%, Dalian Chengshu Technology Co.,Ltd 40%

APPENDIX II:

FORMAT OF THE OPTION EXERCISE NOTICE

To:

As our company and you/your company and other relevant parties signed an Call Option Agreement as of [date] (hereinafter the "OPTION AGREEMENT"), and reached an agreement that you/your company shall transfer the equity you/your company hold in [name of the Target Company] (hereinafter the "TARGET COMPANY") to our company or any third parties designated by our company on demand of our company to the extent as permitted by PRC Law and regulations. Therefore, our company hereby gives this Notice to you/your as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and [our company]/[name of company/individual] designated by our company shall accept the equity you/your company hold accounting for ______% of [name of the Target Company] Registered Capital (hereinafter the "PROPOSED ACCEPTED EQUITY"). You/Your company is required to forthwith transfer all the Proposed Accepted Equity to [our company]/[name of designated company/individual] upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.
Best regards,

DALIAN GUO-HENG MANAGEMENT & CONSULTATION CO., LTD. (Chop)

Authorized Representative:

Date:

APPENDIX III:

FORM OF THE POWER OF ATTORNEY

I/The company, __________________, hereby irrevocably entrust __________________ [with his/her identity card number of __________________], as the authorized representative of me/the company, to sign the Equity Transfer Agreement and other relevant legal documents between me and ______________ regarding the Equity Transfer of [name of the Target Company]

Signature:

Date:

APPENDIX IV:
ACKNOWLEDGEMENT LETTER

I[name] (ID Card number:______) This company (registered address ), as an independent party, hereby agree to grant Dalian Guo-Heng Management and Consultation Co., Ltd.(hereinafter the "GUO-HENG ") with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to [ ]% of the equity share of [ ] (hereinafter the "NEW TARGET COMPANY") held by me/this company.
Once this Acknowledgement Letter is executed by me/this company, the New Target Company and the newly increase equity share begin to be the "Target Company" and "Option Equity" defined under the Call Option Agreement (hereinafter the "CALL OPTION AGREEMENT") entered into between me/this company, Guo-Heng and other relevant parties dated [      ];
and I/this company immediately make the same representations and warranties in respect to the New Target Company and relevant equity Call Option as I/this company made under the Call Option Agreement in respect to the defined Target Company and Call Option.

 [NAME OF THE SHAREHOLDER/NAME OF THE COMPANY (Company chop)

Signature by:
Name:

Position:                      Authorized Representative]

DALIAN GUO-HENG MANAGEMENT & CONSULTATION CO., LTD. (Company chop)

Signature by:
Name:
Position:                      Authorized Representative]